UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Oaktree Strategic Income II, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

Your vote is needed.

Fellow Stockholder,

Oaktree Strategic Income II Inc.’s Annual Meeting of Stockholders will be held on March 4, 2022. At the meeting, you will be asked to consider and vote on two proposals, which are described in the enclosed proxy materials. We kindly request that you cast your vote by proxy in advance of the meting to ensure that a quorum is present at the meeting.

We appreciate your investment and encourage you to cast a vote for this year’s meeting. Your participation will make a meaningful difference in our ability to achieve a quorum and conduct necessary business, including the election of our directors.

Regardless of the number of shares you own, your vote is very important. Your prompt response will help us meet stockholder approval requirements before the next meeting date, thereby reducing the risk of adjournments and solicitation costs.

Please vote your shares today using any one of the methods described below. If you have questions about voting, please contact your financial advisor or call our proxy solicitor, Broadridge, at 1-844-670-2136.

Thank you for your support of Oaktree Strategic Income II, Inc.

Sincerely,

Armen Panossian	Mathew Pendo
Chief Executive Officer &	President
Chief Investment Officer

FOUR WAYS TO VOTE

P64940-LTR

Your vote is needed! Please vote today. YOUR VOTE MATTERS. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: Proxyvote.com P64940-EPB

YOUR VOTE IS IMPORTANT –PLEASE VOTE YOUR SHARES TODAY! The Oaktree Strategic Income II annual stockholder meeting will be held on March 4, 2022. Whether or not you plan to attend, your vote is very important.    You can vote your shares by internet, telephone, QR code or mail. Simply follow the instructions on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need assistance, please call 1-844-670-2136. FOUR WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. WITHOUT A PROXY CARD Call 1-844-670-2136 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist. QR CODE WITH A SMARTPHONE Vote by scanning the Quick Response Code or “QR Code” on the Proxy Card/VIF enclosed. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid envelope provided. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. 0000 0000 0000 0000 NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.